SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 11, 2003

                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)

                     _____________________________________


            OHIO                  File No. 1-5964                23-0334400
        ---------------           ---------------              -------------
        (State or other          (Commission File             (IRS Employer
        jurisdiction of             Number)                   Identification
        incorporation)                                        Number)


                 P.O. Box 834, Valley Forge, Pennsylvania      19482
                 ----------------------------------------      -----


       Registrant's telephone number, including area code: (610) 296-8000
                                                           ---------------



                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

On December 11, 2003, IKON Office Solutions, Inc. ("IKON") issued a press release announcing that it had entered into a definitive agreement with General Electric Capital Corporation ("GE") pursuant to which, among other things, GE will acquire certain assets and liabilities of IKON's captive finance subsidiary, IOS Capital, LLC. A copy of this press release is furnished with this report as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------


   Exhibit No.

       99.1         Press Release dated December 11, 2003

       99.2         Slides Accompanying the Web Cast Presentation dated
                    December 11, 2003


Item 9.  Regulation FD Disclosure
         ------------------------

IKON hosted a conference call and live webcast with slides for analysts and investors at 9:30 a.m. EST on December 11, 2003. A complete replay of the webcast will be available on IKON's Investor Relations homepage approximately two hours after the call ends for at least the next 90 days. To listen, please go to www.ikon.com, Investor Relations, and select Presentations. Beginning at 1:00 p.m. EST on December 11, 2003 and ending at midnight EST on December 13, 2003, a complete replay of the conference call can also be accessed via telephone by calling (719) 457-0820 and using the access code 636112. A copy of the slides that accompany the webcast is furnished with this report as Exhibit
99.2. In accordance with instruction number two to Form 8-K, the information in
Exhibit 99.2 shall not be deemed to be "filed" for the purposes of the Exchange Act. In accordance with instruction number four to Form 8-K, the information in
Exhibit 99.2 shall not be deemed to be incorporated by reference.

This report includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to IKON's ability to complete the proposed transaction with GE involving IOS Capital; the expected closing date of the transaction; fees and profit-sharing arrangements upon signing of the Program Agreement; expected proceeds from the transaction; future balance sheet improvements; and plans to renegotiate the credit facility. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; the implementation, timing and cost of the e-IKON initiative; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in IKON's 2002 Annual Report on Form 10-K filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             IKON OFFICE SOLUTIONS, INC.




                                             By:  /s/ KATHLEEN M. BURNS
                                                  ----------------------------
                                                  Kathleen M. Burns
                                                  Vice President and Treasurer



Dated:  December 11, 2003